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                                DIRECTOR LIFE
                           SEPARATE ACCOUNT FIVE
                 HARTFORD LIFE AND ANNUITY INSURANCE COMPANY

                              FILE NO. 33-83650

                SUPPLEMENT DATED JUNE 9, 2006 TO THE PROSPECTUS
                             DATED MAY 1, 2006

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               SUPPLEMENT DATED JUNE 9, 2006 TO YOUR PROSPECTUS

At a Special Meeting of the Shareholders held on May 23, 2006, shareholders of Hartford Small Company HLS Fund approved a sub-advisory agreement between HL Investment Advisors, LLC and Hartford Investment Management Company pursuant to which Hartford Investment Management Company will serve as an additional sub-advisor to Hartford Small Company HLS Fund and manage a portion of the Fund's assets.

Accordingly, effective June 12, 2006, the Prospectus is revised as follows:

In the second column entitled "Advisor" under the listing "Hartford Small Company HLS Fund Sub-Account" in the table under the section entitled "The Funds," Hartford Investment Management Company is added as an additional sub-advisor.

 THIS SUPPLEMENT SHOULD BE RETAINED WITH THE PROSPECTUS FOR FUTURE REFERENCE.

HV-5984